UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 17, 2012

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement.
Form of Indemnification Agreements for Officers

On July 17, 2012, the Board of Directors of FirstEnergy Corp. (Company) approved the form of Officer Indemnification Agreement (Indemnification Agreement) to be entered into by and between the Company and its, and certain of its affiliates’, executive officers, as that term is defined for purposes of Section 16 of the Securities Exchange Act of 1934 (each, an Indemnitee). The form of Indemnification Agreement may also be entered into with certain additional officers as and when determined by the Company’s General Counsel. The Indemnification Agreements are intended to secure the protection for our officers contemplated by our Amended Code of Regulations and Ohio law.
In general, the Indemnification Agreements provide that, subject to the procedures, limitations and exceptions set forth therein, the Company will indemnify, defend and hold harmless the Indemnitee against all claims, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement based upon, arising out of or resulting from (i) any actual, alleged or suspected act or failure to act by the Indemnitee in his or her capacity as an officer of the Company or as a director, officer, employee, member, manager, trustee or agent of any other corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise, as to which the Indemnitee is or was serving at the request of the Company in any capacity (ii) any actual, alleged or suspected act or failure to act by the Indemnitee in respect of any business, transaction, communication, filing, disclosure or other activity of the Company or any other entity or enterprise referred to in clause (i) of this sentence, or (iii) the Indemnitee’s status as a current or former officer of the Company or as a current or former director, officer, employee, member, manager, trustee or agent of the Company or any other entity or enterprise referred to in clause (i) of this sentence.
    An Indemnitee will be entitled to indemnification if the Indemnitee is either successful on the merits or otherwise in defense of any claim covered by the Indemnification Agreement or if the Indemnitee has met the applicable standard of conduct under Ohio law that is a legally required condition precedent to indemnification.
The Indemnitee will have the right to advancement by the Company of expenses as they are actually paid or incurred or are reasonably likely to be paid or incurred in connection with defending a claim covered by the Indemnification Agreements prior to the final disposition of such claim.
The above description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Officer Indemnification Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Form of Officer Indemnification Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

July 23, 2012

FIRSTENERGY CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President, Controller
and Chief Accounting Officer

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